SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement          [  ]  Confidential, for
                                                 Use of Commission
[X ]  Definitive Proxy Statement                 Only (as permitted
                                                 by Rule 14a-6(e)(2))
[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to
      par 240.14a-11(c) or par. 240.14a-12


                      MidSouth Bancorp, Inc.
         (Name of Registrant as Specified In Its Charter)

            Board of Directors of MidSouth Bancorp, Inc.
        (Name of Person(s) Filing Proxy Statement, if other
                     than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
[  ]    $500 per each party to the controversy pursuant to
        Exchange Act Rule 14a-6(i)(3).
[  ]    Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:


        2)  Aggregate number of securities to which
            transaction applies:


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        4)  Proposed maximum aggregate value of transaction:


        5)  Total Fee Paid:


[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided
        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                 MIDSOUTH BANCORP, INC.

                102 Versailles Boulevard
                   Versailles Centre
               Lafayette, Louisiana 70501

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Lafayette, Louisiana
April 16, 2004

     The annual meeting of shareholders of MidSouth
Bancorp, Inc. ("MidSouth") will be held on Tuesday, May
18, 2004, at  4:00 p.m., local time, at Caf, Des Amis, at 140
East Bridge Street, Breaux Bridge, Louisiana, to elect directors and to consider such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of MidSouth common stock at the close of business on March 31, 2004, are entitled to notice of and to vote at the meeting.

     Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO ATTEND THE
MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
YOUR PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO MIDSOUTH'S
SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                   BY ORDER OF THE BOARD
                                   OF DIRECTORS




                                   Karen L. Hail
                                     Secretary

                    MIDSOUTH BANCORP, INC.


                   102 Versailles Boulevard
                      Versailles Centre
                  Lafayette, Louisiana 70501


                       PROXY STATEMENT


     This Proxy Statement is furnished holders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Tuesday, May 18, 2004, at the time and place shown in the accompanying notice and at any adjournments thereof. This
Proxy Statement is first being mailed to shareholders about
April 16, 2004.

     Only holders of record of MidSouth common stock
("Common Stock") at the close of business on March 31, 2004, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 3,212,801 shares of Common Stock.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal that may properly come before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

     Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

     All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

     The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

     The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


                     ELECTION OF DIRECTORS


     The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class II Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified.

     Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the three Class II director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

     Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by December 9, 2003, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate. Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with Article IV(H), the defective nomination will be disregarded.

     The following table sets forth certain information as of March 31, 2004, with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for at least the past five years. The Board recommends a vote FOR each of the three nominees named below.



Director Nominees for terms to expire in 2007 (Class II Directors)

                                                                               Year First
      Name                  Age        Principal Occupation                  Became Director
      ____                  ___        ____________________                  _______________
Will G. Charbonnet, Sr.      56    Chairman of the Board, MidSouth and             1984
                                   the Bank; Treasurer/Exec. Officer of
                                   Cross Roads Catholic Book Store;
                                   Computer/Business Consultant;
                                   Treasurer of Philadelphia Fresh
                                   Foods, Inc. (2003-Present)


Clayton Paul Hilliard        78    President/Owner: Badger Oil                     1985
                                   Corporation, Badger Oil & Gas
                                   Ltd., Convexx Oil and Gas Inc.,
                                   Warlord Oil Corporation


Stephen C. May               55    Publisher and major shareholder                 2000
                                   MayDay Communications-The
                                   Independent; Investor and
                                   business consultant (1999-Present);
                                   Majority owner of Atlanta
                                   Publishing, LLC (2000-2004);
                                   Majority owner, President and
                                   Publisher of The Times Publishing
                                   Group, Inc.(1980-1999)



Directors whose terms expire in 2005 (Class III Directors)


                                                                               Year First
      Name                  Age        Principal Occupation                  Became Director
      ____                  ___        ____________________                  _______________
James R. Davis, Jr.          51    Owner, Davis/Wade Financial                    1991
                                   Services, LLC

Karen L. Hail                50    Chief Financial Officer and                    1988
                                   Secretary, MidSouth

Milton B. Kidd, III, O.D.    55    Optometrist, Kidd & Assoc., LLC                1996




Directors whose terms expire in 2006 (Class I Directors)

                                                                               Year First
      Name                  Age        Principal Occupation                  Became Director
      ____                  ___        ____________________                  _______________
C. R. Cloutier               57    President and C.E.O., MidSouth                1984
                                   and MidSouth Bank (the "Bank"),
                                   MidSouth's wholly-owned subsidiary

J. B. Hargroder, M.D.        73    Physician, retired; Vice Chairman             1984
                                   MidSouth Board


William M. Simmons           70    Private Investments                           1984


Corporate Governance

     Shareholder, Board of Director and Committee
Meetings.   During 2003, the Board held thirteen meetings.
 Each incumbent director attended at least 75% of the aggregate number of meetings held during 2003 of the Board and committees of which he or she was a member.
While the Company encourages all members of the Board of Directors to attend annual meetings, there is no formal policy as to their attendance. It is a rare occasion when all members of the Board are not present for the Shareholder Meeting. At the Annual Meeting of May 27, 2003, Mr.
May and Mr. Simmons were out of town and unable to attend.

     Board of Director Independence.  Each year, the
Corporate Governance and Nominating Committee reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any relationships that preclude them from being independent within the meaning of applicable
American Stock Exchange ("AMEX") rules and who the Corporate Governance and Nominating Committee affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be "independent directors." The Corporate
Governance and Nominating Committee has reviewed a number of factors to evaluate the independence of each board member. These factors include its members' relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company's Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Messrs.
Charbonnet, Davis, Hargroder, Hilliard, Kidd, May and
Simmons are independent directors of the Company within the meaning of applicable AMEX rules.

     Shareholder Communications. Shareholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: P. O. Box 3745, Lafayette, LA 70502. The Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk.

     Code of Ethics. The Board has adopted a Code of Ethics for directors, officers and employees of the corporation. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics is posted on the Corporate Relations page of the Company's website at www.midsouthbank.com.

     The Board has an Audit Committee, an Executive
Committee, a Personnel Committee, and a Corporate
Governance and Nominating Committee.

     The members of the Audit Committee are Messrs.
Davis, Charbonnet, Hilliard and Kidd. The Committee, which held ten meetings in 2003, is responsible for assisting the Board in monitoring the integrity of MidSouth's financial statements, compliance with legal and regulatory requirements and the independence and performance of MidSouth's internal and external auditors.

     The members of the Executive Committee are Messrs. Charbonnet, Cloutier and Hargroder. The
Committee's duties include shareholder relations, Bank examination and Securities and Exchange Commission
("SEC") reporting. The Committee met twelve times in 2003.

     The members of the Personnel Committee are Messrs. Charbonnet, Davis, Hargroder, Hilliard, Kidd, May and Simmons. The Committee, which met four times in 2003, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering MidSouth's Stock Incentive Plan.

     The members of the Corporate Governance and Nominating Committee are Messrs. Charbonnet, Hargroder and Hilliard. The Committee assists the Board in making determinations of director independence, assessing overall and individual Board performance and recommending director candidates including those recommendations submitted by shareholders. The Committee met twice in 2003.

     Although the Corporate Governance and Nominating Committee does not have a formal charter it does operate under Corporate Governance Principles attached to this proxy statement, and it is the Committee's policy that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's shareholders. The Committee's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Committee meets to discuss and consider such candidates' qualification, including whether the nominee is independent within the meaning of AMEX rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Corporate Governance and Nominating Committee uses its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

     The Corporate Governance and Nominating
Committee will consider director candidates recommended by shareholders provided the shareholders follow the procedures set forth in Article IV(H) of the Company's Articles of Incorporation. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 2005 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 6, 2004.

     The Board has adopted a Statement of Corporate
Governance Principles, a copy of which is attached as Exhibit A to this proxy statement.

     Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $100 per month for service on the MidSouth Board and $200 per month for service on the Bank Board. The Chairman of the Board receives an additional $750 per month, the Vice Chairman receives an additional $350 per month and the Chairman of the Audit Committee receives an additional $670 per month. Each director also receives $350 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $150 for the first hour, and $75 per hour for each additional hour, of each committee meeting. Directors receive meeting fees only for meetings they attend.

     Each of the current directors who are not employees were granted options in 1997 to purchase up to 12,065 shares of Common Stock at $6.06 per share, the fair market value on the date of grant, exercisable in annual 20% increments beginning one year from the date of grant. Stephen C. May, a more recent addition to the Board, was granted options in 2002 to purchase up to 7,150 shares of Common Stock at $11.82 per share, the fair market value on the date of grant, exerciseable in annual 20% increments beginning one year from the date of grant.

     The Securities and Exchange Act of 1934 and applicable SEC regulations require MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely.


             SECURITY OWNERSHIP OF MANAGEMENT
              AND CERTAIN BENEFICIAL OWNERS


Security Ownership of Management

     The following table sets forth certain information as of March 31, 2004, concerning the beneficial ownership of Common Stock by each director and nominee of MidSouth, by each executive officer named in the Summary of Executive Compensation Table below, and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power.



                               Amount of Nature
                                of Beneficial                Percent
Name and Address                Ownership<FN1>               of Class
________________                _____________                ________

Will G. Charbonnet, Sr.           98,905<FN2>                 3.07%

C. R. Cloutier                   226,885<FN3>                 6.97%

James R. Davis, Jr.               50,705<FN4>                 1.57%

Karen L. Hail                     81,024<FN5>                 2.50%

J. B. Hargroder, M.D.            278,644<FN6>                 8.64%

Clayton Paul Hilliard            133,208<FN7>                 4.13%

Milton B. Kidd, III, O.D.        132,834<FN8>                 4.12%

Stephen C. May                    78,930<FN9>                 2.46%

William M. Simmons               116,057<FN10>                3.60%

Donald R. Landry                  60,587<FN11>                1.88%

A. Dwight Utz                      4,758<FN12>                0.15%
All directors and
executive officers
as a group (17 persons)

                               1,309,302                     42.87%


_______________
<FN1>  Common Stock held by MidSouth's Directors'
       Deferred Compensation Trust (the "Trust") is beneficially owned by its Plan Administrator, MidSouth's Executive Committee, the members of which could be deemed to share beneficial ownership with respect to all Common Stock held in the Trust (182,308 shares or 5.67% as of March 31, 2004). For each director, the table includes the number of shares held for his or her account only, while the group figure includes all shares held in the Trust at March 31, 2004. Common Stock held by MidSouth's Employee Ownership Plan (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Shares which may be acquired by exercise of currently exercisable options are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by persons beneficially owning such shares and by all directors and executive officers as a group but are not otherwise deemed to be outstanding.

<FN2>  Includes 25,003 shares as to which he shares
       voting and investment power, 26,254 shares held for his account in the Trust and 12,065 shares, which he may acquire within 60 days pursuant to currently exercisable stock options
       ("Current Options").

<FN3>  Includes 27,896 shares held by the ESOP for his
       account, 82,904 shares as to which he shares voting and investment power, 31,967 shares held for his account in the Trust, and 41,999 shares under Current Options. Mr. Cloutier's address is P. O. Box 3745, Lafayette, Louisiana 70502.

<FN4>  Includes 6,722 shares as to which he shares
       voting and investment power, 20,762 shares held for his account in the Trust and 12,065 shares under Current Options.

<FN5>  Includes 27,267 shares held for her account in
       the ESOP, 693 shares as to which she shares voting and investment power, 20,502 shares held for her account in the Trust and 26,071 shares under Current Options.

<FN6>  Includes 238,357 shares as to which he shares
       voting and investment power, 28,222 shares held for his account in the Trust, and 12,065 shares under Current Options. Dr. Hargroder's address is P. O. Box 1049, Jennings, Louisiana 70546.

<FN7>  Includes 90,000 shares as to which he shares
       voting and investment power, 11,943 shares held for his account in the Trust and 12,065 shares under Current Options.

<FN8>  Includes 9,422 shares held for his account in
       the Trust and 9,065 shares under Current Options.

<FN9>  Includes 1,430 shares under Current Options.

<FN10> Includes 3,297 shares as to which he shares
       voting and investment power, 27,061 shares held for his account in the Trust, and 9,065 shares under Current Options.

<FN11> Includes 27,171 shares as to which he shares
       voting and investment power, 12,516 shares held for his account in the ESOP and 6,978 shares under Current Options.

<FN12> Includes 1,804 shares as to which he shares
       voting and investment power, 534 shares held for his account in the ESOP and 2,420 shares under Current Options.

                  _______________________

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of March 31, 2004, concerning the only persons other than the persons listed in the table above known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.


       Name and Address                      Shares Beneficially      Percent
      Of Beneficial Owner                           Owned            of Class
      ___________________                    ___________________     ________
   MidSouth Bancorp, Inc., Employee Stock       304,725<FN1>           9.48%
   Ownership Plan, ESOP Trustees and
   ESOP Administrative Committee
   P. O. Box 3745, Lafayette, LA   70502

   MidSouth Bancorp, Inc.,                      182,308                5.67%
   Directors Deferred Compensation Plan
   Executive Committee
   P. O. Box 3745, Lafayette, LA   70502

   Jeffrey L. Gendell                           174,240                5.42%
   Tontine Financial Partners, L.P.
   237 Park Avenue, 9th Floor
   New York, NY  10017

___________________

                             -9-

<FN1>  The Administrative Committee directs the Trustees how to vote the approximately 10,513 unallocated shares of Common Stock in the ESOP as of March 31, 2004.
       Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The Trustees are Donald R. Landry, an executive officer of MidSouth, and Katherine Gardner and Brenda Jordan, two Bank employees. The Administrative Committee consists of Polly Leonard, an employee, Teri S. Stelly, an executive officer of MidSouth, and Dailene Melancon, a Bank officer.

                    _________________________


          EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary of Executive Compensation


     The following table shows all compensation awarded to, earned by or paid to the Named Executive Officers for all services rendered by them in all capacities to MidSouth and its subsidiaries for the past three years. No other executive officer of MidSouth had total annual salary and bonus exceeding $100,000 in 2003.

					                            Long-Term Compensation
                                                                    ______________________

                                                        Other
	Name and                                        Annual  Restricted Securities             All Other
	Principal                                       Compen-   Stock    Underlying    LTIP     Compen-
	Position      Year    Salary<FN1>  Bonus<FN2>   sation   Award(s)   Option(s)   Payouts   sation<FN3>
        _________     ____    _________    _________    _______  _______    ________    _______   __________

C. R. Cloutier        2003    $212,504     $76,680        0         0          0           0       $8,895
President & Chief     2002    $204,275     $49,320        0         0        12,500        0       $8,678
Executive Officer     2001    $198,842     $42,391        0         0          0           0       $7,574

Karen L. Hail         2003    $145,417     $46,008        0         0          0           0       $6,598
Senior Exec VP &      2002    $139,283     $29,592        0         0         6,000        0       $5,619
Chief Oper. Off.      2001    $136,092     $25,429        0         0          0           0       $5,576

Donald R. Landry      2003    $110,063     $36,423        0         0          0           0       $6,192
Exec. VP & Chief      2002    $105,833     $23,427        0         0         5,000        0       $5,433
Lending Officer       2001    $101,708     $20,259        0         0          0           0       $5,747

A. Dwight Utz         2003    $ 92,000     $22,543        0         0         1,000        0       $4,071
Senior VP & Retail    2002    $ 92,000     $11,813        0         0          0           0       $1,734
Executive Manager     2001    $ 75,250     $ 2,772        0         0         5,000        0       $  0


___________________

<FN1>  Includes director fees of $24,550 and $24,325
       for 2003;  $25,925 and $24,950 for 2002;
       $25,300 and $26,425 for 2001 for Mr. Cloutier and Ms. Hail, respectively.

<FN2>  Awarded pursuant to the Incentive Compensation
       Plan of the Bank.

<FN3>  Consists of $7,109, $5,939, $5,420 and $4,071
       contributed by MidSouth to the ESOP for the accounts of each of Mr. Cloutier, Ms. Hail, Mr. Landry and Mr. Utz, respectively; and
       $1,786, $659 and $772 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier, Ms. Hail and Mr. Landry, respectively.

                      _____________________

Option Holdings


     The following table sets forth information with respect to Mr. C. R. Cloutier, Ms. Hail, Mr. Landry and Mr.
Utz concerning unexercised options held as of December 31, 2003.

             Option Values As of December 31, 2003




                  Number of Securities            Value of Unexercised
                 Underlying Unexercised           In-the-Money Options
                      Options at                           At
    Name            December 31, 2003            December 31, 2003 <FN1>
    ____          _____________________          _______________________

                Exercisable   Unexercisable      Exercisable  Unexercisable

C. R. Cloutier    41,999         11,000           $943,803     $215,930

Karen L. Hail     26,071          5,280           $605,083     $103,646

Donald Landry     20,900          4,400           $477,526     $ 86,372

A. Dwight Utz      1,650          4,950           $ 35,244     $105,732

________________________

<FN1>  Reflects the difference between the closing sale price of a share of MidSouth Common Stock on December 31, 2003, and the exercise price of the options.

                            ___________________


Option Exercises

     The following table contains information with respect to the Named Executive Officer concerning options exercised in 2003.


                     Shares Acquired
    Name               On Exercise          Value Realized
    ____               ___________          ______________
C. R. Cloutier            2,000              $50,920<FN1>

________________________

<FN1>  Reflects the difference between the  $31.52 closing
       price of the Common Stock on December 9, 2003, and the           respective
       exercise price of the options.

                            ___________________

Stock Option Grants

	The following table sets forth information concerning the grant of stock options to Mr. Utz during 2003.


                      Stock Option Grants
                      ___________________


                                                                        Potential Realization
                                                                          Value of Assumed
                               % of Total                               Annual Rates of Stock
                No. of Shares  Options to                               Price Appreciation for
                 Underlying    Employees      Exercise     Expiration       Option Term
Name              Options       In 2003       Price<FN1>      Date         5%        10%
____              _______       _______       _________       ____         _____________
A. Dwight Utz      1,000         6.91%          $17.10    Feb. 9, 2013  $ 18,180    $ 19,860


<FN1>  The exercise price represents the fair market value of the MidSouth Common Stock on the date of grant. The options are not exercisable for one year from the date of grant and become exercisable thereafter in 20% increments each year, unless exerciseability is accelerated by the Personnel Committee or upon a change in control of MidSouth.

                      ___________________



Employment and Severance Contracts with Named Executive Officers

     Mr. Cloutier, Ms. Hail and Mr. Landry each have a written employment agreement with the Bank for a term of one year, beginning January 1st of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier, Ms. Hail and Mr. Landry receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's, Ms. Hail's and Mr. Landry's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.


Certain Transactions

     Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

Shareholder Return Performance Graph

     A following graph, which was prepared by SNL
Securities LC ("SNL"), compares the cumulative total return on the Common Stock over a measurement period beginning December 31, 1998 with (i) the cumulative total return on the stocks included in the Russell 3000 and (ii) the cumulative total return on the stocks included in the SNL Peer Bank Index. All of these cumulative returns are computed assuming the quarterly reinvestment of dividends paid during the applicable period.


                     MidSouth Bancorp, Inc.


          (GRAPHICAL REPRESENTATION OF DATA TABLE BELOW)






                                              Period Ending
                        ______________________________________________________________
Index                      12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
______________________________________________________________________________________
MidSouth Bancorp, Inc.      100.00    82.48     80.94     110.92    168.30    341.24
Russell 3000                100.00   120.90    111.88      99.06     77.72    101.86
SNL $250M-$500M Bank Index  100.00    93.03     89.58     127.27    164.11    237.11



The Common Stock of the Company is traded on the American Stock Exchange under the "MSL" ticker symbol. The stock price information shown above is not necessarily indicative of future price performance. Information used was obtained by SNL from sources believed to be reliable. The Company is not responsible for any errors or omissions in such information.

                      AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is composed of four non-employee directors. The Board has made a determination that the members of the Committee satisfy the requirements of the American Stock Exchange as to independence, financial literacy and experience. The Board has also determined that it is not clear whether any members of the Audit Committee is a "Financial Expert" within the meaning of SEC Rules, but the Board does not feel a Financial Expert to be necessary in view of the overall financial sophistication of Committee members. The responsibilities of the Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors on May 10, 2000 and revised on March 12, 2003.
The revised Charter was reviewed again and approved without changes at the March 10, 2004 Audit Meeting. A copy of the Charter is attached as Exhibit B.

     The Committee reviewed and discussed the audited financial statements with our management including a discussion of the quality of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements. The Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Committee also received the written disclosures and the letter from the independent auditors required by Independent Standards
Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with the independent auditors the independent auditors' independence and has considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

     By the members of the Audit Committee:
             James R. Davis
             Will G. Charbonnet
             C. P. Hilliard
             Milton B. Kidd, III, O.D.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General

     MidSouth's consolidated financial statements for
2002 and 2003 were audited by the firm of Deloitte &
Touche LLP ("Deloitte"). Deloitte will remain MidSouth's external auditors until replaced by the Board of Directors upon the recommendation of the Audit Committee.
Representatives of Deloitte are not expected to be at the annual shareholders' meeting.

Fees

     The following table summarizes the fees billed to MidSouth for professional services rendered.




                                       Year-ended December 31,
                             _________________________________________

                                   2003                  2002
                             _________________________________________
Fee Category                 Amount        %        Amount        %
___________________________  _________________________________________
Audit fees                   $57,400       90%      $54,700       92%
Audit-related fees             6,600       10%        5,000        8%
                             __________________________________________

    Total fees               $64,000      100%      $59,700      100%
                             ==========================================




     Audit fees include fees associated with the required annual audit and report on Form 10KSB, reviews of MidSouth's quarterly reports on Form 10QSB and services that are normally performed by the external independent auditor in connection with regulatory filings. Audit-related fees for the two years ended December 31, 2003 include employee benefit plan audit fees. Audit-related fees may also include due diligence in connection with acquisitions, restructuring plans and accounting consultations. Deloitte does not perform tax services for MidSouth.


Pre-Approval Policy


     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For 2003, pre-approved non-audit services included only those services described above for "Audit Related Fees."

ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT
CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB
FOR THE YEAR ENDED DECEMBER 31, 2003, WITHOUT EXHIBITS.
REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR
RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX 3745,
LAFAYETTE, LOUISIANA 70502.


                        By Order of the Board of Directors



                                             Karen L. Hail
                                                 Secretary

Lafayette, Louisiana
April 16, 2004

                         EXHIBIT A
                   MidSouth Bancorp, Inc.
               Corporate Governance Principles


I.     Board of Directors

       A.     Membership

              1.     Size of Board.
                     The Board's optimum size is
              approximately 7-12 members. However, the
              Board would be willing to have a greater number of directors to accommodate the availability of an outstanding candidate.
              Similarly, the Board is willing to reduce the size of the Board, or maintain a vacancy, if it cannot identify available candidates meeting the Board's qualification standards.

              2.     Mix of Inside and Outside Directors.
                     The Board should have a significant
              majority of outside directors; the expectation of the Board is the number of inside directors should not exceed two.

              3.     Director Qualifications.
                     The Board seeks members from
              diverse professional backgrounds who
              combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and management.

              4.     Definition of "Independent" and
                     "Outside" Directors.
                     The Board's policy is that a majority
              of the members of the Board meet the criteria for independent directors in accordance with the applicable rules of the American Stock Exchange. The determination that a Director is independent shall be made by the Board following a review of all relevant information and a recommendation by the Corporate Governance and Nominating Committee. Any independent director is also considered to be an Outside Director.

              5.     Selection of New Directors.
                     The Corporate Governance and
              Nominating Committee has, as one of its
              responsibilities, the recommendation of
              director candidates to the full Board after receiving input from all Directors and the Chief Executive Officer.

              6.     Other Directorships.
                     Directors are expected to advise the
              Chairman of the Board promptly upon being offered any other public company directorship. Unless the Board determines that the carrying out of a Director's responsibilities to the Company will not be adversely affected by the Director's other directorships, Directors should not serve on any public company boards other than the Company.

        B.    Responsibilities

              1.     Basic Duties
                     The basic responsibility of the
              Directors is to exercise their business
              judgment in good faith to act in what they believe to be in the best interests of the Company. Directors are expected to regularly attend 100% of the Board meetings and at least 92% of the meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. To prepare for meetings, Directors are expected to review the materials that are sent to Directors in advance of those meetings.

              2.     Conflicts of Interest.
                     a)     Directors are expected to
                     avoid any action, position or interest
                     that conflicts with an interest of
                     the Company, or gives the
                     appearance of a conflict. The
                     Company annually solicits
                     information from Directors in order
                     to monitor potential conflicts of
                     interest and Directors are expected to
                     be mindful of their fiduciary
                     obligations to the Company. When
                     faced with a situation involving a
                     potential conflict of interest,
                     Directors are encouraged to seek
                     advice from the Chief Legal Officer.
                     Directors shall recuse themselves
                     and not participate in the discussion
                     and voting on any matter presented at
                     a Board meeting if they believe that
                     they have a personal interest or a
                     conflict of interest. If a significant
                     conflict of interest with a Director
                     exists and cannot be resolved, the
                     Director is expected to tender his or
                     her resignation to the Chairman.
                     b)     The Company's loan policy
                     will be less favorable to Directors
                     than to other customers.

              3.     Consulting Agreements with Directors.
                     The Board believes that the Company
              should not enter into paid consulting
              arrangements with Outside Directors.

              4.      Share Ownership by Directors.
                      The Board believes that the number of
              shares of the Company's common stock
              owned by each Director is a personal decision; however, each director serving on the date of the adoption of these Principles is expected to own a minimum of 25,000 shares of stock at all times, and new Directors are expected to own a minimum of 10,000 shares of stock within a reasonable time after their election or appointment.

              5.      Director Compensation.
                      The Personnel Committee shall
              recommend Director compensation and
              benefits to the full Board based on comparable information for companies of similar size and recommendations from management. The
              Committee when making its recommendations may take into account the appearance that Directors' independence is adversely affected if Director compensation and benefits exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a Director is affiliated, or if the Company enters into consulting contracts with, or provides other indirect forms of compensation, to a Director or an organization with which the Director is affiliated.

              6.     Assessing Board Performance.
                     The Corporate Governance and
              Nominating Committee has the responsibility to periodically assess overall and individual Board performance. A self-evaluation shall be conducted annually to determine whether the Board and its committees are functioning effectively. The Board will discuss the results of the self-evaluations to determine what actions could improve Board and Committee performance.

              7.     Lead Director.
                     A Lead Director for purposes of
              oversight of Audit, Loan Review and
              Compliance Departments will be appointed by the Board and shall be an Outside Director.

              8. Executive Sessions of Outside Directors. Executive Sessions are those sessions including the Chairman and Outside Directors and should be called by the Chairman.
              Meetings that include only nonemployee
              Directors -- called Outside Directors Sessions -- should occur at least three times a year on the periodic evaluation of the Chief Executive Officer, to determine Director independence and to discuss other matters of importance.

              9.     Board Access to Management and
                     Independent Advisors.
                     Board members have complete and
              open access to members of management. The
              Chief Executive Officer shall invite key employees to attend Board and Committee meetings at which the Chief Executive Officer believes they can meaningfully contribute to Board and Committee discussion. The Board and Board committees may consult with and retain independent legal, financial and other advisors as they may deem necessary.

              10.    Board Interaction with Institutional
                     Investors, Peers, Customers, etc.
                     The Board believes that under ordinary
              circumstances, management speaks for the
              Company and the Chairman speaks for the
              Board. Individual Board members may, from time to time, meet with or communicate with various constituencies that are involved with the Company. It is expected that Board members would do this with the knowledge of management and, in most instances, at the request of management.

              11.    Confidentiality of Information.
                     In order to facilitate open discussion,
              the Board believes maintaining confidentiality of information and deliberations is an imperative.

              12.    Director Orientation and Continuing
                     Education.
                     New Board Directors shall participate
              in an orientation program to familiarize themselves with the Company's businesses and operations, and their responsibilities and duties as Directors. Continuing education for Directors shall be conducted through a number of methods, including presentations by the Company's officers concerning the Company's strategies, initiatives and business plans; presentations by outside parties concerning industry issues and general business and regulatory matters; on-site meetings with Company personnel at their business locations; and other appropriate programs to carry out continuing education.

              13.    Regulatory Reports.
                     The Board shall review all reports
              from the Office of the Comptroller of the Currency and the Federal Reserve Board and consider all recommendations therein.

              14.    Code of Ethics.
                     The Board shall adopt a Code of
              Ethics for itself, management and employees.

II.     Board Committees

              1.     Committee Structure.
                     The Board shall at all times maintain
              committees with the following
              responsibilities: an audit committee, a
              compensation committee, and a governance and nominating committee. All of the members of these committees shall be independent directors under the criteria established by the American Stock Exchange, and each of these committees shall operate in accordance with the applicable rules of the Securities and Exchange Commission and the American Stock Exchange. The Board has established the following Committees;
              Corporate Governance and Nominating;
              Personnel and Executive. The Board shall establish such additional committees as it deems appropriate.

              2.     Committee Charters.
                     Each Committee shall have its own
              charter setting forth the purposes and
              responsibilities of the Committee. The
              charters shall also provide that each
              Committee will annually evaluate its
              performance.

              3.     Frequency and Length of Board
                     Committee Meetings.
                     The Chairman should regularly consult
              with Committee Chairs to obtain their insights and to optimize Committee performance. The Committee Chairs, in consultation with the Chairman, the Chief Financial Officer and the Chief Legal Officer, should establish the frequency and length of Committee meetings.

              4.     Development of Committee Agenda.
                     The Committee Chairs, working with
              the Chief Executive Officer, should establish Committee agendas for the year. All standing Committees should meet regularly during the year and receive reports from Company personnel on Company developments affecting the Committee's work. At the beginning of each year, the Audit Committee should review and approve the internal audit staff's schedule for the year.


III.     Chairman & Chief Executive Officer

              1.     Separate Positions of Chairman,
                     President and Chief Executive
                     Officer.
                     The positions of Chairman and Chief
              Executive Officer may not be the same
              person.  The Chairman should be an outside
              Director.

              2.     Formal Evaluations of the Chief
                     Executive Officer.
                     The Personnel Committee shall
              annually conduct the Chief Executive Officer evaluation in the context of its review of the Company's performance in meeting its goals for purposes of awarding compensation. The Compensation and Organization Committee
              Chair shall report to the Board on the
              evaluation in a Board meeting attended by Outside Directors.

              3.     Succession Planning.
                     The Chief Executive Officer shall
              review succession planning on an annual basis with the Board, including succession plans for the Chief Executive Officer.

              4.     Management Development.
                     Senior Company executives should
              compile and evaluate a succession plan for their areas of responsibility which should be reviewed with the Chief Executive Officer and the Board. The Chief Executive Officer shall provide input on each succession plan and discuss the plans with the Board in an Executive Session.

EXHIBIT B

MidSouth Bancorp, Inc. Audit Committee Charter


The Board of Directors (Board) of MidSouth Bancorp, Inc.
(MidSouth) has established its audit committee to assist it in monitoring 1) the integrity of MidSouth's financial statements, (2) MidSouth's compliance with legal and regulatory requirements and (3) the independence and performance of MidSouth's internal and external auditors.
In addition, the Committee is responsible to produce an annual report of its activities by inclusion in Midsouth's proxy statement.

By approving this Charter, the Board obligates itself to provide appropriate funding, as determined by the Audit
Committee, in its capacity as a committee of the Board, for payment of compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Bank or other related entities;
and to any advisors employed by the Audit Committee.

The requisite number of members of the Audit Committee shall be appointed by the Board of Directors. Each member so appointed must meet the independence and experience requirements of the American Stock Exchange and of applicable sections of the Securities and Exchange Act of 1934. The Chairman shall be designated by the Board.

The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor. In its capacity, the Audit Committee shall be responsible for resolving any disputes between the auditor's work and management. The Audit Committee has the authority to engage special legal, accounting or other consultants to advise the Committee.
The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

In its capacity the Audit Committee shall also:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
2. Review credentials of and recommend to the Board, the appointment of an independent auditor, which firm is ultimately accountable to the Audit Committee.
3. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.
4. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
5.     Obtain from the independent auditor assurance that
       Section 10A of the Securities Exchange Act of 1934 has not been implicated.
6.     Approve the fees to be paid to the independent auditor.

7. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
8. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
9. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
10. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form10-Q and its annual financial statements prior to the filing of its Form 10K.
11. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.
12. Meet periodically with management to review the Bank's exposure to major financial risks and the steps management has taken to monitor and control such exposures.
13. Approve the appointment and replacement of the senior internal auditing executive.
14. Review the significant reports to management prepared by the internal auditing department and management's responses.
15. Resolve any problems or difficulties which may have been encountered between the internal auditor and management. Such review should include:
       (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.
       (b) Any changes required in the planned scope of the internal audit.
       (c) The internal audit department responsibilities, budget and staffing.
       (d) Any difficulties which may have arisen between internal auditor and management concerning a response or lack thereof on any management letter.
16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
17. Review with the Company's Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulators or governmental agencies.
18. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.
19. Establish procedures which provide for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Bank of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

1.     Election of Class II Directors
       Nominees:       Will G. Charbonnet, Sr.
                       Clayton Paul Hilliard
                       Stephen C. May



       ___ FOR all nominees listed except as marked to the contrary

       ___     WITHHOLD authority for all nominees

               If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.
                          This proxy will be voted as specified.
                          If no specific directions are given,
                          this proxy will be voted FOR the
                          nominees named.

                          Please sign exactly as name appears on
                          the certificate or certificates
                          representing shares to be voted by the
                          proxy.  When signing as executor,
                          administrator, attorney, trustee or
                          guardian, please give full title as
                          such.  If a corporation, please sign
                          in full corporate name by president
                          or other authorized persons.  If a
                          partnership, please sign in
                          partnership name by authorized persons.


                          Dated:______________________2004


                          ________________________________
                              Signature of Shareholder


                          _________________________________
                             Signature (if jointly owned)


                          PLEASE MARK, SIGN, DATE AND RETURN
                          THIS PROXY CARD TO THE COMPANY
                          PROMPTLY USING THE ENCLOSED ENVELOPE.

                          PROXY
                   MIDSOUTH BANCORP, INC.
                       May 18, 2004
               Annual Meeting of Shareholders


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Raymond F. Mikolajczyk, Barbara Hightower and Sammy Baudoin, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the
"Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 18, 2004 and at any and all adjournments thereof.